Financial Supplement
2011 Fourth Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	The Bank of New York Mellon
c/o BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: On December 30, 2011, we sold our wholly owned subsidiary, EquiTrust Life Insurance Company (EquiTrust Life) to an affiliate of Guggenheim Partners, LLC. While we sold our entire equity interest in EquiTrust Life, another subsidiary, Farm Bureau Life Insurance Company is reinsuring a limited portion of the EquiTrust Life business related to variable universal life and variable annuity products distributed through various unaffiliated third parties, as well as a small amount of fixed life and annuity products. The business component sold (herein described as “the EquiTrust Life Business”) encompassed our former Traditional Annuity - Independent segment and a smaller portion of our Life Insurance and Corporate and Other segments.

With the sale of EquiTrust Life, we have changed the name of our remaining annuity segment from "Traditional Annuity - Exclusive Distribution" to "Annuity" and the name of our life segment from "Traditional and Universal Life Insurance" to "Life Insurance." In addition, we have consolidated the Variable segment into the Corporate and Other segment since we are no longer selling variable business.

In accordance with mandatory redemption provisions of the underlying notes, we redeemed $225.0 million of our long-term debt. Redemptions include $50.0 million of our senior notes with affiliates on December 30, 2011 and our $175.0 million public senior notes on January 30, 2012. In addition, our Board of Directors approved a stock repurchase plan in October 2011.

Additional information regarding the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 2: In addition to net income (loss), FBL Financial Group has consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income (loss), to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are non-recurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31,
	2011	2010
Assets
Investments:
Fixed maturity securities - available for sale, at fair value (amortized cost: 2011 - $5,189,994; 2010 - $4,768,155)	$5,570,550	$4,870,569
Equity securities - available for sale, at fair value (cost: 2011 - $55,697; 2010 - $54,912)	57,432	56,486
Mortgage loans	552,359	552,348
Real estate	2,541	8,265
Policy loans	172,368	170,341
Short-term investments	41,756	194,871
Other investments	189	461
Total investments	6,397,195	5,853,341

Cash and cash equivalents	296,339	4,794
Restricted debt defeasance trust assets	211,627	—
Securities and indebtedness of related parties	64,516	42,415
Accrued investment income	67,200	62,183
Amounts receivable from affiliates	3,942	2,025
Reinsurance recoverable	94,685	97,257
Deferred acquisition costs	376,797	463,021
Value of insurance in force acquired	25,781	27,706
Current income taxes recoverable	16,334	13,952
Other assets	67,590	67,000
Assets held in separate accounts	603,903	675,586
Assets of subsidiary held for sale	—	8,024,820

Total assets	$8,225,909	$15,334,100

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31,
	2011	2010
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive and index products	$3,744,857	$3,468,557
Traditional life insurance and accident and health products	1,401,995	1,362,410
Other policy claims and benefits	40,488	47,668
Supplementary contracts without life contingencies	359,663	353,935
Advance premiums and other deposits	211,573	188,577
Amounts payable to affiliates	713	328
Short-term debt payable to affiliates	—	100,000
Short-term debt payable to non-affiliates	174,258	—
Long-term debt payable to affiliates	49,968	—
Long-term debt payable to non-affiliates	97,000	271,168
Deferred income taxes	141,130	117,325
Other liabilities	122,180	104,653
Liabilities related to separate accounts	603,903	675,586
Liabilities of subsidiary held for sale	—	7,497,479
Total liabilities	6,947,728	14,187,686

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 29,457,644 shares in 2011 and 29,749,068 shares in 2010	129,684	118,165
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	149,622	39,895
Retained earnings	988,238	977,740
Total FBL Financial Group, Inc. stockholders' equity	1,278,066	1,146,322
Noncontrolling interest	115	92
Total stockholders' equity	1,278,181	1,146,414
Total liabilities and stockholders' equity	$8,225,909	$15,334,100

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2011	2010	2011	2010
Revenues:
Interest sensitive product charges	$24,139	$23,394	$97,103	$93,881
Traditional life insurance premiums	42,651	41,299	168,519	162,056
Net investment income	86,008	82,263	343,310	324,540
Net realized capital gains on sales of investments	746	15,480	5,355	21,392

Total other-than-temporary impairment losses	(7,308)	(8,159)	(20,206)	(30,637)
Non-credit portion in other comprehensive income	(964)	6,768	6,555	20,821
Net impairment losses recognized in earnings	(8,272)	(1,391)	(13,651)	(9,816)
Other income	3,866	3,778	17,701	14,289
Total revenues	149,138	164,823	618,337	606,342

Benefits and expenses:
Interest sensitive product benefits	47,831	46,413	192,082	176,588
Traditional life insurance benefits	39,046	33,418	148,959	137,180
Policyholder dividends	4,265	4,318	17,030	17,571
Underwriting, acquisition and insurance expenses	29,910	28,657	123,387	123,443
Interest expense	2,008	2,398	8,532	9,566
Loss on debt redemption	33,176	—	33,176	—
Other expenses	4,884	5,558	20,652	19,782
Total benefits and expenses	161,120	120,762	543,818	484,130
	(11,982)	44,061	74,519	122,212
Income taxes	6,832	(15,394)	(20,479)	(41,348)
Equity income, net of related income taxes	265	685	1,284	3,459
Net income (loss) from continuing operations	(4,885)	29,352	55,324	84,323
Discontinued operations:
Loss on sale of subsidiary, net of tax	(68,507)	—	(68,507)	—
Income from discontinued operations, net of tax	13,090	22,281	44,465	36,252
Total income (loss) from discontinued operations	(55,417)	22,281	(24,042)	36,252
Net income (loss)	(60,302)	51,633	31,282	120,575
Net loss (income) attributable to noncontrolling interest	(27)	(1)	(6)	78
Net income (loss) attributable to FBL Financial Group, Inc.	$(60,329)	$51,632	$31,276	$120,653

Earnings (loss) per common share:
Income (loss) from continuing operations	$(0.16)	$0.96	$1.80	$2.77
Income (loss) from discontinued operations	(1.80)	0.73	(0.79)	1.19
Earnings (loss) per common share	$(1.96)	$1.69	$1.01	$3.96
Earnings (loss) per common share - assuming dilution
Income (loss) from continuing operations	$(0.16)	$0.95	$1.77	$2.74
Income (loss) from discontinued operations	(1.80)	0.72	(0.77)	1.18
Earnings (loss) per common share - assuming dilution	$(1.96)	$1.67	$1.00	$3.92

Cash dividends per common share	$0.1000	$0.0625	$0.2875	$0.2500

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Operating revenues:
Interest sensitive product charges	$23,338	$24,112	$24,053	$24,792	$24,136
Traditional life insurance premiums	41,299	41,387	44,139	40,342	42,651
Net investment income	81,976	83,706	86,685	85,987	86,485
Other income	3,778	4,999	3,980	4,856	3,866
Total operating revenues	150,391	154,204	158,857	155,977	157,138

Benefits and expenses:
Interest sensitive product benefits	46,102	46,685	48,261	49,369	47,765
Traditional life insurance benefits	33,409	36,598	37,717	35,598	39,053
Policyholder dividends	4,318	4,300	4,356	4,109	4,265
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,498	3,923	4,404	3,248	3,643
Amortization of deferred acquisition costs	8,041	11,855	11,863	16,140	10,438
Amortization of value of insurance in force acquired	32	360	(6,172)	1,405	(297)
Other underwriting expenses	14,770	15,201	15,992	15,473	16,214
Total underwriting, acquisition and insurance expenses	26,341	31,339	26,087	36,266	29,998
Interest expense	2,398	2,388	2,153	1,983	2,008
Other expenses	5,558	4,881	6,001	4,886	4,884
Total benefits and expenses	118,126	126,191	124,575	132,211	127,973
	32,265	28,013	34,282	23,766	29,165
Income taxes	(11,267)	(8,892)	(10,273)	(7,991)	(7,572)
Net loss (income) attributable to noncontrolling interest	(1)	2	18	1	(27)
Equity income, net of related income taxes	685	731	57	231	265
Operating income	21,682	19,854	24,084	16,007	21,831

Realized gains/losses on investments, net of offsets	153	202	725	285	(4,898)
Change in net unrealized gains/losses on derivatives, net of offsets	7,516	(418)	41	(550)	(281)
Net impact of discontinued operations	22,281	6,855	12,696	11,824	(55,417)
Loss on redemption of debt	—	—	—	—	(21,564)
Net income (loss) attributable to FBL Financial Group, Inc.	$51,632	$26,493	$37,546	$27,566	$(60,329)

Operating income per common share - assuming dilution	$0.70	$0.64	$0.77	$0.51	$0.70
Earnings (loss) per common share - assuming dilution	$1.67	$0.85	$1.20	$0.88	$(1.96)

Weighted average common shares outstanding (in thousands):
Basic	30,495	30,612	30,733	30,803	30,746
Effect of dilutive securities	460	510	474	463	509
Diluted	30,955	31,122	31,207	31,266	31,255

Operating return on equity, excluding AOCI - last twelve months (1)	10.2%	10.7%	11.5%	10.7%	7.1%
Operating return on equity, including AOCI - last twelve months (1)	10.1%	10.2%	10.8%	9.8%	6.5%

(1) Return on equity for periods prior to Q4 2011 has not been restated to reflect the impact of discontinued operations.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity (formerly known as "Traditional Annuity - Exclusive Distribution") and Life Insurance (formerly known as "Traditional and Universal Life Insurance") product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended December 31, 2011	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$167	$12,624	$11,345	$24,136
Traditional life insurance premiums	—	42,651	—	42,651
Net investment income	46,373	33,402	6,710	86,485
Other income	1	11	3,854	3,866
Total operating revenues	46,541	88,688	21,909	157,138

Benefits and expenses:
Interest sensitive product benefits	25,234	15,027	7,504	47,765
Traditional life insurance benefits	—	39,053	—	39,053
Policyholder dividends	—	4,265	—	4,265
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	2,761	882	3,643
Amortization of deferred policy acquisition costs	3,927	5,795	716	10,438
Amortization of value of insurance in force acquired	(363)	66	—	(297)
Other underwriting expenses	2,191	9,467	4,556	16,214
Total underwriting, acquisition and insurance expenses	5,755	18,089	6,154	29,998
Interest expense	—	—	2,008	2,008
Other expenses	—	—	4,884	4,884
Total benefits and expenses	30,989	76,434	20,550	127,973
	15,552	12,254	1,359	29,165
Net income attributable to noncontrolling interest	—	—	(27)	(27)
Equity loss, before tax	—	—	(409)	(409)
Pre-tax operating income	$15,552	$12,254	$923	$28,729

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended December 31, 2010	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$123	$11,554	$11,661	$23,338
Traditional life insurance premiums	—	41,299	—	41,299
Net investment income	42,533	33,465	5,978	81,976
Other income	3	45	3,730	3,778
Total operating revenues	42,659	86,363	21,369	150,391

Benefits and expenses:
Interest sensitive product benefits	24,418	14,849	6,835	46,102
Traditional life insurance benefits	—	33,409	—	33,409
Policyholder dividends	—	4,318	—	4,318
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	2,850	648	3,498
Amortization of deferred acquisition costs	2,969	4,882	190	8,041
Amortization of value of insurance in force acquired	(1,027)	1,059	—	32
Other underwriting expenses	2,130	8,488	4,152	14,770
Total underwriting, acquisition and insurance expenses	4,072	17,279	4,990	26,341
Interest expense	—	—	2,398	2,398
Other expenses	—	—	5,558	5,558
Total benefits and expenses	28,490	69,855	19,781	118,126
	14,169	16,508	1,588	32,265
Net income attributable to noncontrolling interest	—	—	(1)	(1)
Equity income, before tax	—	—	1,053	1,053
Pre-tax operating income	$14,169	$16,508	$2,640	$33,317

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$123	$161	$154	$182	$167
Net investment income	42,533	43,460	46,506	45,635	46,373
Other income	3	—	1	—	1
Total operating revenues	42,659	43,621	46,661	45,817	46,541

Benefits and expenses:
Interest sensitive product benefits	24,418	24,717	25,200	25,336	25,234
Underwriting, acquisition and insurance expenses:
Amortization of deferred acquisition costs	2,969	2,501	3,326	2,667	3,927
Amortization of value of insurance in force acquired	(1,027)	(150)	317	440	(363)
Other underwriting expenses	2,130	2,149	2,246	2,174	2,191
Total underwriting, acquisition and insurance expenses	4,072	4,500	5,889	5,281	5,755
Total benefits and expenses	28,490	29,217	31,089	30,617	30,989
Pre-tax operating income	$14,169	$14,404	$15,572	$15,200	$15,552

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,025,565	$3,136,065	$3,248,310	$3,297,875	$3,298,442
Deferred acquisition costs	98,891	102,501	104,605	106,530	107,551
Value of insurance in force acquired	12,143	12,269	11,952	11,496	11,852

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,582,791	$2,674,844	$2,748,421	$2,784,995	$2,812,666
Other insurance reserves	370,114	371,179	374,781	376,592	378,319
Allocated equity, excluding AOCI	275,088	261,156	267,712	271,007	273,744

Other data:
Number of contracts	53,428	53,608	53,881	53,839	53,894

Portfolio yield net of assumed defaults	5.79%	5.70%	5.75%	5.72%	5.65%
Credited rate	3.49	3.43	3.42	3.32	3.32
Spread on fixed annuities at end of quarter (1)	2.30%	2.27%	2.33%	2.40%	2.33%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,931,756	$1,974,661	$2,043,957	$2,102,447	$2,143,378
Deposits	77,587	116,089	99,347	68,463	65,867
Withdrawals, surrenders and death benefits	(33,865)	(41,443)	(37,930)	(28,773)	(29,344)
Net flows	43,722	74,646	61,417	39,690	36,523

Policyholder interest	16,682	16,895	17,104	17,367	17,403
Annuitizations and other	(17,499)	(22,245)	(20,031)	(16,126)	(14,495)
Balance, end of period	1,974,661	2,043,957	2,102,447	2,143,378	2,182,809
Other interest sensitive reserves	608,130	630,887	645,974	641,617	629,857
Total interest sensitive product reserves	$2,582,791	$2,674,844	$2,748,421	$2,784,995	$2,812,666

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,554	$11,945	$12,103	$12,474	$12,624
Traditional life insurance premiums	41,299	41,387	44,139	40,342	42,651
Net investment income	33,465	33,776	33,842	33,979	33,402
Other income	45	97	60	124	11
Total operating revenues	86,363	87,205	90,144	86,919	88,688

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,497	7,613	7,682	7,211	7,213
Death benefits	7,352	7,487	8,024	9,320	7,814
Total interest sensitive product benefits	14,849	15,100	15,706	16,531	15,027
Traditional life insurance benefits:
Death benefits	13,599	17,713	16,023	16,531	19,212
Surrender and other benefits	8,144	10,216	9,123	8,543	7,978
Increase in traditional life future policy benefits	11,666	8,669	12,571	10,524	11,863
Total traditional life insurance benefits	33,409	36,598	37,717	35,598	39,053
Policyholder dividends	4,318	4,300	4,356	4,109	4,265
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,850	2,797	3,369	2,425	2,761
Amortization of deferred acquisition costs	4,882	7,934	5,415	7,015	5,795
Amortization of value of insurance in force acquired	1,059	510	(6,489)	965	66
Other underwriting expenses	8,488	8,775	9,287	9,109	9,467
Total underwriting, acquisition and insurance expenses	17,279	20,016	11,582	19,514	18,089
Total benefits and expenses	69,855	76,014	69,361	75,752	76,434
Pre-tax operating income	$16,508	$11,191	$20,783	$11,167	$12,254

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,140,593	$2,175,151	$2,208,177	$2,212,936	$2,224,280
Deferred acquisition costs	257,253	258,948	264,116	265,965	272,951
Value of insurance in force acquired	21,262	20,751	27,241	26,275	26,210

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$630,956	$632,454	$636,791	$642,362	$647,711
Other insurance reserves	1,489,858	1,502,695	1,516,521	1,533,024	1,549,886
Allocated equity, excluding AOCI	318,845	324,308	327,325	334,778	341,862

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
		(Dollars in thousands, except face amounts in millions)
Other data:
Number of policies - traditional life	349,009	348,942	350,219	350,372	352,274
Number of policies - universal life	56,835	57,320	57,498	57,520	58,115
Face amounts - traditional life	$36,201	$36,475	$37,091	$37,586	$38,235
Face amounts - universal life	$5,204	$5,305	$5,387	$5,393	$5,482

Portfolio yield net of assumed defaults	6.19%	6.13%	6.08%	6.06%	5.97%
Credited rate	4.28	4.29	4.29	4.30	4.26
Spread on universal life at end of quarter (1)	1.91%	1.84%	1.79%	1.76%	1.71%

Interest sensitive reserve activity:
Balance, beginning of period	$630,096	$630,956	$632,454	$636,791	$642,362
Deposits	14,108	14,840	16,677	15,745	16,492
Withdrawals and surrenders	(6,186)	(6,115)	(5,683)	(5,651)	(4,634)
Net flows	7,922	8,725	10,994	10,094	11,858

Policyholder interest	6,500	6,476	6,482	6,450	6,469
Policy charges	(11,921)	(12,261)	(12,660)	(12,840)	(13,187)
Benefits and other	(1,641)	(1,442)	(479)	1,867	209
Balance, end of period	$630,956	$632,454	$636,791	$642,362	$647,711

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Corporate and Other

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Pre-tax Operating Income (Loss)		(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,661	$12,006	$11,796	$12,136	$11,345
Net investment income	5,978	6,470	6,337	6,373	6,710
Other income	3,730	4,902	3,919	4,732	3,854
Total operating revenues	21,369	23,378	22,052	23,241	21,909

Benefits and expenses:
Interest sensitive product benefits	6,835	6,868	7,355	7,502	7,504
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	648	1,126	1,035	823	882
Amortization of deferred acquisition costs	190	1,420	3,122	6,458	716
Other underwriting expenses	4,152	4,277	4,459	4,190	4,556
Total underwriting, acquisition and insurance expenses	4,990	6,823	8,616	11,471	6,154
Interest expense	2,398	2,388	2,153	1,983	2,008
Other expenses	5,558	4,881	6,001	4,886	4,884
Total benefits and expenses	19,781	20,960	24,125	25,842	20,550
	1,588	2,418	(2,073)	(2,601)	1,359
Net loss (income) attributable to noncontrolling interest	(1)	2	18	1	(27)
Equity income (loss), before tax	1,053	1,124	88	(409)	(409)
Pre-tax operating income (loss)	$2,640	$3,544	$(1,967)	$(3,009)	$923

Selected balance sheet data, securities at cost:
Assets:
Investments	$583,286	$523,074	$469,288	$472,571	$492,182
Deferred acquisition costs	152,647	152,551	149,902	144,906	144,590
Separate account assets	675,586	695,777	681,996	574,374	603,903

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$254,817	$257,953	$262,501	$277,215	$284,480
Other insurance reserves	93,901	93,489	96,617	94,716	93,826
Separate account liabilities	675,586	695,777	681,996	574,374	603,903
Allocated equity, excluding AOCI	501,594	547,434	576,482	593,149	509,838

Rollforward of separate account balances:
Beginning separate account balance	$633,079	$675,586	$695,777	$681,996	$574,374
Net premiums	5,985	8,659	8,616	(3,178)	2,881
Net investment income (loss)	55,335	32,281	2,014	(84,033)	44,758
Charges, benefits and surrenders	(18,813)	(20,749)	(24,411)	(20,411)	(18,110)
Ending separate account balance	$675,586	$695,777	$681,996	$574,374	$603,903

Other data:
Number of contracts - variable annuity	18,603	18,199	17,805	17,442	17,142
Number of policies - variable universal life	55,484	54,667	53,897	53,119	49,198
Face amounts - variable universal life	$6,982	$6,876	$6,763	$6,662	$6,062

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
		(Dollars in thousands)
Annuity
Balance - beginning of period	$98,823	$98,891	$102,501	$104,605	$106,530
Capitalization:
Commissions	4,408	5,628	4,729	3,628	3,763
Expenses	777	1,003	946	773	1,082
Total capitalization	5,185	6,631	5,675	4,401	4,845
Amortization - operating basis, before impact of unlocking	(2,969)	(2,501)	(3,326)	(3,231)	(3,922)
Amortization - unlocking, operating basis	—	—	—	563	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(2,148)	(520)	(245)	192	98
Balance - end of period	$98,891	$102,501	$104,605	$106,530	$107,551

Life Insurance
Balance - beginning of period	$250,511	$257,253	$258,948	$264,116	$265,965
Capitalization:
Commissions	7,010	5,515	5,710	4,968	6,839
Expenses	4,597	3,936	4,469	3,807	5,421
Deferral of sales inducements	648	682	247	105	587
Total capitalization	12,255	10,133	10,426	8,880	12,847
Amortization - operating basis, before impact of unlocking	(4,995)	(8,071)	(5,596)	(4,614)	(5,866)
Amortization - unlocking, operating basis	—	—	—	(2,442)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(518)	(367)	338	25	5
Balance - end of period	$257,253	$258,948	$264,116	$265,965	$272,951

Corporate and Other
Balance - beginning of period	$151,579	$152,647	$152,551	$149,902	$144,906
Capitalization:
Commissions	935	961	700	561	322
Expenses	104	91	63	68	84
Deferral of sales inducements	14	36	4	2	15
Total capitalization	1,053	1,088	767	631	421
Amortization - operating basis, before impact of unlocking	(222)	(1,441)	(1,792)	(7,605)	(733)
Amortization - unlocking, operating basis	—	—	(1,355)	1,132	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	237	257	(269)	846	(4)
Balance - end of period	$152,647	$152,551	$149,902	$144,906	$144,590

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
		(Dollars in thousands)
Total
Balance - beginning of period	$500,913	$508,791	$514,000	$518,623	$517,401
Capitalization:
Commissions	12,353	12,104	11,139	9,157	10,924
Expenses	5,478	5,030	5,478	4,648	6,587
Deferral of sales inducements	662	718	251	107	602
Total capitalization	18,493	17,852	16,868	13,912	18,113
Amortization - operating basis, before impact of unlocking	(8,186)	(12,013)	(10,714)	(15,450)	(10,521)
Amortization - unlocking, operating basis	—	—	(1,355)	(747)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(2,429)	(630)	(176)	1,063	99
Balance - end of period	508,791	514,000	518,623	517,401	525,092
Impact of realized/unrealized gains/losses in AOCI	(45,770)	(48,588)	(77,218)	(152,691)	(148,295)
Deferred acquisition costs	$463,021	$465,412	$441,405	$364,710	$376,797

In October 2010, the FASB issued guidance related to accounting for costs associated with acquiring or renewing insurance contracts. This guidance defines allowable deferred acquisition costs as the incremental direct cost of contract acquisition and certain costs related directly to underwriting, policy issuance and processing. This guidance also allows for the deferral of advertising costs if directly linked to a sale. We will adopt the guidance retrospectively during the first quarter of 2012, and currently estimate that the impact upon adoption will be to reduce stockholders' equity by approximately $75.8 million at December 31, 2011, $101.7 million at December 31, 2010 and $117.1 million at December 31, 2009. Net income from continuing operations is expected to be reduced by $3.1 million ($0.10 per basic and diluted common share) for 2011, $3.3 million ($0.11 per basic and diluted common share) for 2010 and $4.1 million ($0.14 per basic common share and $0.13 per diluted common share) for 2009. Net income (loss) from discontinued operations is expected to increase for 2011 due to a decrease in the loss recognized on the sale of EquiTrust Life by $12.6 million ($0.41 per basic common share and $0.40 per diluted common share). Net income from discontinued operations will decrease $1.7 million ($0.05 per basic and diluted common share) for 2010 and $1.0 million ($0.03 per basic and diluted common share) for 2009.

FBL Financial Group, Inc.
Collected Premiums

	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
		(Dollars in thousands)
Annuity
Individual:
First year	$43,021	$73,715	$64,225	$39,907	$38,866
Renewal	34,929	42,915	36,515	29,742	27,362
Total individual	77,950	116,630	100,740	69,649	66,228
Group	1,850	2,844	4,045	5,586	3,434
Total Annuity	79,800	119,474	104,785	75,235	69,662

Life Insurance
Direct:
Universal life:
First year	2,391	2,711	4,015	4,526	3,636
Renewal	11,216	11,747	12,417	10,992	12,155
Total universal life	13,607	14,458	16,432	15,518	15,791
Participating whole life:
First year	3,275	2,839	3,300	2,461	2,863
Renewal	23,618	24,105	25,480	22,857	23,800
Total participating whole life	26,893	26,944	28,780	25,318	26,663
Term life and other:
First year	2,971	2,688	2,970	2,694	2,892
Renewal	16,362	16,559	17,093	17,176	17,795
Total term life and other	19,333	19,247	20,063	19,870	20,687
Total direct life insurance	59,833	60,649	65,275	60,706	63,141
Reinsurance	(5,016)	(5,311)	(5,095)	(4,901)	(4,996)
Total Life Insurance	54,817	55,338	60,180	55,805	58,145

Corporate and Other
Variable, net of reinsurance	21,133	23,822	20,446	19,451	16,147
Accident and health, net of reinsurance	261	69	34	39	261
Total Corporate and Other	21,394	23,891	20,480	19,490	16,408

Collected premiums from continuing operations	156,011	198,703	185,445	150,530	144,215

Collected premiums from discontinued operations	151,910	186,528	190,628	142,429	149,292

Total collected premiums	$307,921	$385,231	$376,073	$292,959	$293,507

FBL Financial Group, Inc.
Parent Company Liquidity

	Actual	Projected
	2011	2012 (5)
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$28,454	$239,440
Sources:
Dividends from insurance subsidiaries	24,539	—
Dividends from non-insurance subsidiaries	4,600	—
Investment income	396	500
Management fees from subsidiaries and affiliates	8,030	4,600
Total sources	37,565	5,100

Uses:
Interest expense	(22,298)	(7,900)
Stockholders' dividends (2)	(8,917)	(10,700)
General expenses	(9,170)	(9,200)
Total uses	(40,385)	(27,800)

Net proceeds (cost) from EquiTrust Life sale (3)	463,800	(5,300)
Transfer from (to) restricted debt defeasance trusts	(211,627)	700
Partial redemption of affiliate debt	(50,000)	—
Repurchase of common stock	(13,619)	—
Other, net (4)	25,252	600
Total cash and invested assets, end of period (1)	$239,440	$212,740

(1)	Excludes debt defeasance trust assets used to pay-off Senior Notes with non-affiliates in 2012.

(2)
The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.10 per common share. The common stock dividend rate must be approved quarterly by the Board of Directors.

(3)	Net proceeds for 2011 include cash proceeds of $471.0 million less transaction costs of $7.2 million. Net cost estimated for 2012 includes transaction costs of $5.3 million.

(4)
Other fluctuates from period to period primarily due to the issuance of shares of company stock including option exercises and the timing of settlements of amounts due to/from affiliates and external parties.

(5)
Based on best estimates at December 31, 2011; actual results may differ materially. Projected sources and uses for 2012 exclude the impact of any stock repurchases or long-term investment of the EquiTrust Life sale proceeds.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2011	2011	2011	2011
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$100,000	$100,000	$99,927	$99,932	$49,968
Senior notes, due 2014 (1)	75,199	75,185	75,171	75,156	75,142
Senior notes, due 2017 (1)	98,969	99,006	99,041	99,079	99,116
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,168	371,191	371,139	371,167	321,226

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,103,427	1,132,898	1,171,519	1,198,934	1,125,444
Total capitalization, excluding AOCI	1,477,595	1,507,089	1,545,658	1,573,101	1,449,670

Accumulated other comprehensive income	39,895	54,194	105,403	200,539	149,622
Total capitalization, including AOCI	$1,517,490	$1,561,283	$1,651,061	$1,773,640	$1,599,292

Common shares outstanding	30,942,058	31,134,662	31,206,396	31,237,734	30,650,634

Book Value per Share:
Excluding AOCI	$35.66	$36.39	$37.54	$38.38	$36.72
Including AOCI	36.95	38.13	40.92	44.80	41.60

Debt-to-Capital Ratio:
Excluding AOCI	25.1%	24.6%	24.0%	23.6%	22.2%
Including AOCI	24.5	23.8	22.5	20.9	20.1

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	18.6%	18.2%	17.7%	17.4%	15.5%
Including AOCI	18.1	17.6	16.6	15.5	14.0

Class A Common Ownership:
Iowa Farm Bureau Federation	51.7%	51.4%	51.3%	51.3%	52.2%
Other Farm Bureau entities	7.4	7.3	7.3	7.3	7.5
Public	40.9	41.3	41.4	41.4	40.3
	100.0%	100.0%	100.0%	100.0%	100.0%

(1) In connection with the EquiTrust Life sale on December 30, 2011, we exercised the provisions of the trust indentures and deposited $211.6 million into two irrevocable debt defeasance trusts for the principal, accrued interest and estimated make-whole premium on the Senior Notes with non-affiliates. Funds of $210.9 million from the trusts were used to pay-off the Senior Notes with non-affiliates on January 30, 2012 and the remaining balance in the trusts of $0.7 million was returned to us.

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2011	2011	2011	2011

Quality of Fixed Maturity Securities: (3)
AAA, AA, A	62.8%	62.4%	63.3%	64.6%	64.2%
BBB	31.0	30.9	30.4	29.6	30.8
BB	3.9	4.1	3.9	3.7	2.7
<BB	2.3	2.6	2.4	2.1	2.3

Investment by Type: (3)
Fixed maturity securities	58.5%	59.9%	60.6%	61.1%	63.1%
Residential mortgage-backed	15.1	14.9	15.4	14.9	10.6
Commercial mortgage-backed	8.0	8.0	8.1	8.4	7.7
Other asset-backed	3.7	3.8	4.1	4.1	5.7
Mortgage loans	9.5	9.3	9.1	8.9	8.6
Equity securities	0.6	0.6	0.6	0.6	0.9
Other	4.6	3.5	2.1	2.0	3.4

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,205	1,187	1,190	1,258	1,225
7 life-only states	791	793	707	713	712
Total	1,996	1,980	1,897	1,971	1,937

(3) Prior periods have not been restated for impact of the sale of the EquiTrust Life Business.